Semi-Annual Report

June 30, 2023
Series B
Voya Corporate Leaders® Trust Fund

Effective January 24, 2023, the U.S. Securities and Exchange Commission adopted rule and form amendments to require mutual funds to transmit concise and visually engaging streamlined annual and semi-annual reports to shareholders that highlight key information deemed important for investors to assess and monitor their fund investments. Other information, including financial statements, will no longer appear in the funds’ streamlined shareholder reports but must be available online, delivered free of charge upon request, and filed on a semi-annual basis on Form N-CSR. The rule and form amendments have a compliance date of July 24, 2024.

This report is submitted for general information to shareholders of the Voya mutual funds. It is not authorized for distribution to prospective shareholders unless accompanied or preceded by a prospectus which includes details regarding the fund’s investment objectives, risks, charges, expenses and other information. This information should be read carefully.

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Benchmark Descriptions

Index	Description
S&P 500® Index	An index that measures the performance of securities of approximately 500 large-capitalization companies whose securities are traded on major U.S. stock markets.

Voya Corporate Leaders® Trust Fund, Series B	Managers’ Report

Sector Diversification as of June 30, 2023 (as a percentage of net assets)
Industrials	37.6%
Energy	25.9%
Financials	14.6%
Materials	12.8%
Consumer Staples	3.9%
Communication Services	2.1%
Utilities	2.0%
Healthcare	0.2%
Consumer Discretionary	0.1%
Assets in Excess of Other Liabilities	0.8%
Net Assets	100.0%
Portfolio holdings are subject to change daily.

Portfolio Management Team: The portfolio is not actively managed.

Goal: Voya Corporate Leaders® Trust Fund, Series B (the “Trust”) seeks long term capital growth and income through investment generally in an equal number of shares of the common stock of a fixed list of American blue-chip corporations.

Performance: For the six-month period ended June 30, 3023, the Trust provided a total return of 3.03% compared to the S&P 500® Index, which returned 16.89% for the same period.

Portfolio Specifics: Based on the rules which govern the construction of the Trust’s portfolio, performance can be analyzed in terms of the Trust’s sector weightings and the performance of the stocks within these sectors compared to the S&P 500® Index. In this regard, the Trust’s sector allocation and holdings were favorable for performance.

On the sector level, the lack of exposure to the information technology sector detracted the most value. By contrast, the underweight to the health care sector and selection in financials contributed the most value.

At the individual stock level, key detractors included the large positions in Union Pacific Corp. and Exxon Mobil Corp., as well as not owning Apple Inc. Key contributors included not owning UnitedHealth Group Inc. Pfizer Inc. and Johnson & Johnson.

Top Ten Holdings as of June 30, 2023 (as a percentage of net assets)
Union Pacific Corp.	35.3%
Berkshire Hathaway, Inc. – Class B	14.6%
Exxon Mobil Corp.	11.5%
Linde PLC	10.3%
Marathon Petroleum Corp.	9.6%
Chevron Corp.	4.1%
Procter & Gamble Co.	3.9%
Comcast Corp. – Class A	2.1%
Honeywell International, Inc.	1.1%
NiSource, Inc.	1.1%
Portfolio holdings are subject to change daily.

At the end of the reporting period the Trust’s largest sector overweights included the industrials, energy and materials sectors; the Trust does not currently hold positions within the information technology or real estate sectors. Sector exposures are purely a function of the Trust’s quantitative investment discipline, however, and are not actively managed.

Outlook and Current Strategy: The Trust was created in 1935 with the objective of seeking long-term capital growth and income through investment, generally in an equal number of shares of common stock of a fixed list of American blue-chip corporations. The Trust’s portfolio investments are not actively managed. Stocks have only been added when corporate actions, such as mergers or spin-offs replace one of the original 30 companies. It currently holds investments in 21 American blue-chip corporations, favoring the industrials, energy and materials sectors.

The outlook for this Trust may differ from that presented for other Voya mutual funds.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Participation Holders and Trustee of Voya Corporate Leaders® Trust Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of Voya Corporate Leaders® Trust Fund – Series B (the “Fund”) (one of the series constituting Voya Corporate Leaders® Trust Fund (the “Trust”)), including the portfolio of investments, as of June 30, 2023, and the related statement of operations for the six-month period then ended, the statements of changes in net assets for the six-month period then ended and the year ended December 31, 2022, the financial highlights for the six-month period then ended and for each of the three years ended December 31, 2022 and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund (one of the series constituting Voya Corporate Leaders® Trust Fund) at June 30, 2023, the results of its operations for the six-month period then ended, the changes in its net assets for the six-month period then ended and the year ended December 31, 2022 and its financial highlights for the six-month period then ended and for each of the three years then ended December 31, 2022, in conformity with U.S. generally accepted accounting principles.

The financial highlights for each of the years in the two-year period ended December 31, 2019, were audited by another independent registered public accounting firm whose report, dated February 13, 2020, expressed an unqualified opinion on those financial highlights.

Basis for Opinion

These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of June 30, 2023, by correspondence with the custodian, brokers and others; when replies were not received from brokers and others, we performed other auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more Voya investment companies since 2019.

Boston, Massachusetts

August 16, 2023

STATEMENT OF ASSETS AND LIABILITIES as of June 30, 2023

ASSETS:
Investments in securities at fair value (cost $400,584,241)	$802,238,611
Cash	8,863,762
Restricted cash (Note 2)	572,081
Receivables:
Participations sold	149,998
Prepaid expenses	38,919
Total assets	811,863,371
LIABILITIES:
Payable for participations redeemed	1,572,008
Distribution payable	572,081
Accrued sponsor maintenance fees payable	261,643
Other accrued expenses and liabilities	589,796
Total liabilities	2,995,528
NET ASSETS	$808,867,843
NET ASSETS WERE COMPRISED OF:
Paid-in capital	$418,364,901
Total distributable earnings	390,502,942
NET ASSETS:
Balance applicable to participations at June 30, 2023, equivalent to $55.47 per participation on 14,583,160 participations outstanding	$808,867,843

See Accompanying Notes to Financial Statements

STATEMENT OF OPERATIONS for the Six Months Ended June 30, 2023

INVESTMENT INCOME:
Dividends	$8,831,729
Interest	44,887
Total investment income	8,876,616
EXPENSES:
Sponsor maintenance fee (Note 4)	1,589,437
Transfer agent fees	158,602
Shareholder reporting expense	24,435
Registration and filing fees	27,735
Professional fees	49,232
Custody and accounting fees (Note 4)	17,919
Miscellaneous expense	905
Total expenses	1,868,265
Net investment income	7,008,351
REALIZED AND UNREALIZED GAIN ON INVESTMENTS:
Net realized gain on investments	5,456,504
Net change in unrealized appreciation on investments	11,627,374
Net realized and unrealized gain on investments	17,083,878
Increase in net assets resulting from operations	$24,092,229

See Accompanying Notes to Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS

	Six Months Ended June 30, 2023	Year Ended December 31, 2022
FROM OPERATIONS:
Net investment income	$7,008,351	$13,200,777
Net realized gain on investments	5,456,504	12,049,461
Net change in unrealized appreciation on investments	11,627,374	5,032,585
Increase in net assets resulting from operations	24,092,229	30,282,823
FROM DISTRIBUTIONS TO PARTICIPATIONS:
Total distributions (excluding return of capital):	(7,048,206)	(13,292,795)
Total distributions	(7,048,206)	(13,292,795)
FROM PARTICIPATION TRANSACTIONS:
Net proceeds from sale of participations	34,761,001	52,216,769
Reinvestment of distributions	6,476,125	12,185,128
	41,237,126	64,401,897
Cost of participations redeemed	(52,719,384)	(84,009,512)
Net decrease in net assets resulting from participation transactions	(11,482,258)	(19,607,615)
Net increase (decrease) in net assets	5,561,765	(2,617,587)
NET ASSETS:
Beginning of year (period)	803,306,078	805,923,665
End of year (period)	$808,867,843	$803,306,078

See Accompanying Notes to Financial Statements

FINANCIAL HIGHLIGHTS

Selected data for each participation of the Trust outstanding throughout each year or period.

		Income (loss) from investment operations			Less distributions						Ratios to average net assets
	Net asset value, beginning of year or period	Net investment income (loss)	Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	From tax return of capital	Total distributions/ allocations	Net asset value, end of year or period	Total Return	Net assets, end of year or period	Expenses	Net investment income (loss)
Year or period ended	($)	($)	($)	($)	($)	($)	($)	($)	($)	(%)(1)	($000’s)	(%)(2)	(%)(2)	(%)
06-30-23	54.30	0.48•	1.18	1.66	0.49	—	—	0.49	55.47	3.05	808,868	0.47	1.76	1
12-31-22	53.14	0.88•	1.18	2.06	0.90	—	—	0.90	54.30	3.96	803,306	0.49	1.65	1
12-31-21	42.60	0.79•	10.57	11.36	0.82	—	—	0.82	53.14	26.76	805,924	0.51	1.64	—
12-31-20	41.70	0.78•	0.93	1.71	0.81	—	—	0.81	42.60	4.33	698,154	0.52	2.06	—
12-31-19	35.00	0.75•	6.72	7.47	0.77	—	—	0.77	41.70	21.41	797,904	0.47	1.90	3
12-31-18	37.75	0.69•	(2.73)	(2.04)	0.71	—	—	0.71	35.00	(5.45)	732,507	0.46	1.82	7

(1)	Total return is calculated assuming reinvestment of all dividends, capital gain distributions and return of capital distributions, if any, at net asset value and does not reflect the effect of insurance contract charges. Total return for periods less than one year is not annualized.
(2)	Annualized for periods less than one year.
•	Calculated using average number of participations outstanding throughout the period.

See Accompanying Notes to Financial Statements

NOTES TO FINANCIAL STATEMENTS AS OF JUNE 30, 2023

NOTE 1 — NATURE OF BUSINESS AND BASIS OF PRESENTATION

Voya Corporate Leaders® Trust Fund, Series B (the “Trust”), is an unincorporated Unit Investment Trust under the Investment Company Act of 1940 and registered as such with the Securities and Exchange Commission. The Trust commenced operations in 1941 as a series of Voya Corporate Leaders® Trust Fund, which was created under a Trust Indenture under New York Law, dated November 18, 1935, as amended.

The Trust seeks long-term capital growth and income through investment generally in an equal number of shares of the common stock of a fixed list of American blue chip corporations.

The Trust is comprised of a Trust Fund (the “Trust Fund”) and a Distributive Fund (the “Distributive Fund”). The Trust Fund is composed of stock units, each unit consisting of one share of common stock of each of the twenty-one corporations (except with respect to shares received from spin-offs or mergers of existing portfolio securities — see discussion below) and such cash as may be available for the purchase of stock units. Cash received on sales of participations (excluding the portion thereof, if any, attributable to the value of, and therefore deposited in, the Distributive Fund), including distributions by the Trust which are reinvested in additional participations under the Distribution Reinvestment Program described herein, is held in the Trust Fund without interest until receipt of sufficient cash to purchase at least one hundred stock units.

All dividends and any other cash distributions received by the Trust with respect to the common stock held in the Trust Fund are deposited in the Distributive Fund. Any non-cash distributions received by the Trust with respect to the common stock held in the Trust Fund (excluding additional shares of common stock received upon a stock split which shall remain assets of the Trust Fund) are sold by the The Bank of New York Mellon (the “Trustee”) and the proceeds of sale are deposited in the Distributive Fund. The Trustee should invest the funds deposited in the Distributive Fund in debt obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities, or in repurchase agreements collateralized by such U.S. government obligations, which mature prior, and as close as practicable, to the next Distribution Date. The interest earned on such investments is also deposited in the Distributive Fund. Fees and expenses of the Trust are paid from the Distributive Fund. The Trustee may from time to time set aside out of the Distributive Fund a reserve for payments of taxes or other governmental charges.

On each Distribution Date, the Trustee uses the money in the Distributive Fund to purchase additional participations for participants under the Distribution Reinvestment

Program unless the participant has elected to receive the distribution in cash.

In the event of the merger, consolidation, re-capitalization or readjustment of the issuer of any portfolio security with any other corporation, the Sponsor (as defined below) may instruct the Trustee, in writing, to accept or reject such offer or take such other action as the Sponsor may deem proper. Any securities received in exchange shall be held by the Trust and shall be subject to the terms and conditions of the Indenture to the same extent as the securities originally held in the Trust. Securities received pursuant to an exchange may result in the Trust holding fewer shares than originally held in the portfolio security. Each stock unit issued after the effective date of such an exchange will include one share of the corporation received on exchange.

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies are consistently followed by the Trust in the preparation of its financial statements. The Trust is considered an investment company under U.S. generally accepted accounting principles (“GAAP”) and follows the accounting and reporting guidance applicable to investment companies.

A. Valuation of Securities. The Trust is open for business every day the New York Stock Exchange opens for regular trading (each such day, a “Business Day”). The net asset value (“NAV”) per share of the Trust is determined each Business Day as of the close of the regular trading session (“Market Close”), as determined by the Consolidated Tape Association (“CTA”), the central distributor of transaction prices for exchange-traded securities (normally 4:00 p.m. Eastern time unless otherwise designated by the CTA). The data reflected on the consolidated tape provided by the CTA is generated by various market centers, including all securities exchanges, electronic communications networks, and third-market broker-dealers. The NAV per share of the Trust is calculated by taking the value of the Trust’s assets, subtracting the Trust’s liabilities and dividing by the number of participations of the Trust that are outstanding. On days when the Trust is closed for business, Trust participations will not be priced and the Trust does not transact purchase and redemption orders. To the extent the Trust’s assets are traded in other markets on days when the Trust does not price its participations, the value of the Trust’s assets will likely change and you will not be able to purchase or redeem participations of the Trust.

A security listed or traded on an exchange is valued at its last sales price or official closing price as of the close of the regular trading session on the exchange where the security is principally traded or, if such price is not available, at the last sale price as of the Market Close for

NOTES TO FINANCIAL STATEMENTS AS OF JUNE 30, 2023 (CONTINUED)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

such security provided by the CTA. Investments for which no sale is reported, or which are traded over-the-counter, are valued at the mean between bid and ask prices. Securities for which market quotations are not readily available and other assets are valued at fair value as determined in good faith by the Trustee.

Fair value is defined as the price that the Trust would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. Each investment asset or liability of the Trust is assigned a level at measurement date based on the significance and source of the inputs to its valuation. Quoted prices in active markets for identical securities are classified as “Level 1,” inputs other than quoted prices for an asset or liability that are observable are classified as “Level 2” and significant unobservable inputs, including Voya Investments, LLC’s or pricing committee’s judgment about the assumptions that a market participant would use in pricing an asset or liability are classified as “Level 3.” The inputs used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. A table summarizing the Trust’s investments under these levels of classification is included within the Portfolio of Investments.

B. Income Taxes. No provision for federal income taxes is made since the Trust, under applicable provisions of the Internal Revenue Code of 1986, as amended, is treated as a Grantor Trust and all its income is taxable to the holders of participations. Management of the Sponsor (“Management”) has considered the sustainability of the Trust’s tax positions taken on federal income tax returns for all open tax years in making this determination.

As of June 30, 2023, no provision for income tax would be required in the Trust’s financial statements as a result of tax positions taken on federal and state income tax returns for open tax years. The Trust’s federal and state income tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state department of revenue.

C. Distributions to Participation Holders. Semi-annual distributions will be reinvested at NAV in additional participations of the Trust unless the Trustee has been instructed by the Participant, in writing, prior to the Distribution Date to pay such distributions in cash.

D. Securities Transactions & Revenue Recognition. Securities transactions are accounted for on the trade date. Realized gains and losses are reported on the basis of identified cost of securities sold. Interest income is recorded on an accrual basis. Dividend income is recorded on the ex-dividend date.

E. Accounting Estimates. The preparation of financial statements in accordance with GAAP for investment companies requires Management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

F. Restricted Cash. All cash held in the Distributive Fund throughout the period is intended solely for distributions.

G. Indemnifications. In the normal course of business, the Trust may enter into contracts that provide certain indemnifications. The Trust’s maximum exposure under these arrangements is dependent on future claims that may be made against the Trust and, therefore, cannot be estimated; however, based on experience, Management considers the risk of loss from such claims remote.

NOTE 3 — DISTRIBUTIONS/ALLOCATIONS

For the six months ended June 30, 2023, distributions from net investment income were $7,048,206, equivalent to $0.49 per participation. For the year ended December 31, 2022, distributions from net investment income were $13,292,795, equivalent to $0.90 per participation.

For the six months ended June 30, 2023 and the year ended December 31, 2022, there were no distributions from net realized gains.

For the six months ended June 30, 2023 and the year ended December 31, 2022, there were no distributions from tax return of capital.

The distributions/allocations presented above do not reflect the reinvestment, if any, of that portion of the proceeds from the sale of securities (other than stock units) representing the cost of the securities sold which is distributed and then reinvested in additional participations. In addition, any gain on the sale of stock units to provide funds for the redemption of participations is non-distributable and remains a part of the Trust Fund.

As of June 30, 2023 there were no significant differences between the components of net assets on a GAAP basis compared with a tax basis, and cost of investments on a GAAP basis compared with a tax basis.

Effective June 1, 1998, the Trust amended its Trust indenture requiring that additional shares of common stocks received as a result of a stock split shall remain assets of the Trust.

NOTE 4 — TRUSTEE, SPONSOR AND OTHER RELATED PARTY FEES

The Trustee receives an annual Trustee fee, as well as fees for acting as custodian and for providing portfolio

NOTES TO FINANCIAL STATEMENTS AS OF JUNE 30, 2023 (CONTINUED)

NOTE 4 — TRUSTEE, SPONSOR AND OTHER RELATED PARTY FEES (continued)

accounting and record keeping services, which aggregated to $17,919 for the six months ended June 30, 2023.

Voya Investments, LLC (the “Sponsor”) serves as sponsor to the Trust. The Trust pays a maintenance fee to the Sponsor on an annual basis, equal to 0.40% of the average daily net assets of the Trust.

NOTE 5 — INVESTMENT TRANSACTIONS

For the six months ended June 30, 2023, the cost of purchases and the proceeds of sales of investment securities were $6,714,344 and $14,069,922 respectively.

NOTE 6 — PARTICIPATIONS ISSUED AND REDEEMED

	Number of Participations
	Six Months Ended June 30, 2023	Year Ended December 31, 2022
Issued on payments from holders	638,505	959,064
Issued on reinvestment of dividends and distributions/allocations	116,771	234,905
Redeemed	(965,696)	(1,567,288)
Net decrease	(210,420)	(373,319)

NOTE 7 — LONDON INTERBANK OFFERED RATE (“LIBOR”)

In 2017, the UK Financial Conduct Authority announced its intention to cease compelling banks to provide the quotations needed to sustain LIBOR after 2021. On March 5, 2021, ICE Benchmark Administration, the administrator of LIBOR, stated that non-U.S. dollar LIBOR reference rates and the one-week and two-month LIBOR reference rates ceased to be provided or no longer would be representative immediately after December 31, 2021 and the remaining more commonly used LIBOR settings will cease to be provided or no longer would be representative immediately after June 30, 2023. In addition, global regulators have announced that, with limited exceptions, no new LIBOR-based contracts should be entered into after 2021. Actions by regulators have resulted in the establishment of alternative reference rates to LIBOR in most major currencies (e.g., the Secured Overnight Financing Rate for U.S. Dollar LIBOR and the Sterling Overnight Interbank Average Rate for Sterling LIBOR).

Discontinuance of LIBOR and adoption/implementation of alternative rates pose a number of risks, including among others whether any substitute rate will experience the market participation and liquidity necessary to provide a workable substitute for LIBOR; the effect on parties’ existing contractual arrangements, hedging transactions, and investment strategies generally from a conversion from LIBOR to alternative rates; the effect on the Trust’s existing investments (including, for example, fixed-income investments, senior loans, collateralized loan obligations (CLOs) and collateralized debt obligations (CDOs), and derivatives transactions), including the possibility that some of those investments may terminate or their terms may be adjusted to the disadvantage of the Trust; and the risk of general market disruption during the period of the conversion. It is difficult to predict at this time the likely impact of the transition away from LIBOR on the Trust.

NOTE 8 — MARKET DISRUPTION

The Trust is subject to the risk that geopolitical events will disrupt securities markets and adversely affect global economies and markets. Due to the increasing interdependence among global economies and markets, conditions in one country, market, or region might adversely impact markets, issuers and/or foreign exchange rates in other countries, including the United States. Wars, terrorism, global health crises and pandemics, and other geopolitical events that have led, and may continue to lead, to increased market volatility and may have adverse short- or long-term effects on U.S. and global economies and markets generally. For example, the COVID-19 pandemic has resulted, and may continue to result, in significant market volatility, exchange suspensions and closures, declines in global financial markets, higher default rates, supply chain disruptions, and a substantial economic downturn in economies throughout the world. Natural and environmental disasters and systemic market dislocations are also highly disruptive to economies and markets. In addition, military action by Russia in Ukraine has, and may continue to, adversely affect global energy and financial markets and therefore could affect the value of a Portfolio’s investments, including beyond a Portfolio’s direct exposure to Russian issuers or nearby geographic regions. The extent and duration of the military action, sanctions and resulting market disruptions are impossible to predict and could be substantial. A number of U.S. domestic banks and foreign (non-U.S.) banks have recently experienced financial difficulties and, in some cases, failures. There can be no certainty that the actions taken by regulators to limit the effect of those financial difficulties and failures on other banks or other financial institutions or on the U.S. or foreign (non-U.S.) economies generally will be successful. It is possible that more banks or other financial institutions will experience financial difficulties or fail, which may affect adversely other U.S. or foreign (non-U.S.) financial institutions and economies. These events as well as other changes in foreign (non-U.S.) and domestic economic, social, and

NOTES TO FINANCIAL STATEMENTS AS OF JUNE 30, 2023 (CONTINUED)

political conditions also could adversely affect individual issuers or related groups of issuers, securities markets, interest rates, credit ratings, inflation, investor sentiment, and other factors affecting the value of the Trust’s investments. Any of these occurrences could disrupt the operations of the Trust and of the Trust’s service providers.

NOTE 9 — OTHER ACCOUNTING PRONOUNCEMENTS

In June 2022, the FASB issued Accounting Standards Update (ASU), ASU 2022-03, Fair Value Measurement (Topic 820) — Fair Value Measurement of Equity Securities Subject to Contractual Sale Restrictions, which clarifies that a contractual restriction on the sale of an equity security is not considered part of the unit of account of the equity security and, therefore, is not considered in measuring fair value. The amendments under this ASU are effective for fiscal years beginning after December 15, 2023; however, early adoption is permitted. Management expects that the adoption of the guidance will not have a material impact on the Trust’s financial statements.

NOTE 10 — SUBSEQUENT EVENTS

The Trust has evaluated events occurring after the Statement of Assets and Liabilities date through the date that the financial statements were issued (“subsequent events”) to determine whether any subsequent events necessitated adjustment to or disclosure in the financial statements. No such subsequent events were identified.

Voya Corporate Leaders® Trust Fund, Series B	PORTFOLIO OF INVESTMENTS as of June 30, 2023

Shares			Value	Percentage of Net Assets

COMMON STOCK: 99.2%
		Communication Services: 2.1%
417,032		Comcast Corp. – Class A	$17,327,680	2.1

		Consumer Discretionary: 0.1%
43,777		Foot Locker, Inc.	1,186,794	0.1

		Consumer Staples: 3.9%
207,977		Procter & Gamble Co.	31,558,430	3.9

		Energy: 25.9%
209,377		Chevron Corp.	32,945,471	4.1
868,677		Exxon Mobil Corp.	93,165,608	11.1
238,077		Marathon Oil Corp.	5,480,533	0.7
664,768		Marathon Petroleum Corp.	77,511,949	9.6
			209,103,561	25.9

		Financials: 14.6%
347,269	(1)	Berkshire Hathaway, Inc. – Class B	118,418,729	14.6

		Health Care: 0.2%
14,762		GE HealthCare Technologies, Inc.	1,199,238	0.2

		Industrials: 37.6%
43,777		Fortune Brands Innovations, Inc.	3,149,755	0.4
50,587		General Electric Co.	5,556,982	0.7
43,777		Honeywell International, Inc.	9,083,727	1.1
43,777	(1)	Masterbrand, Inc.	509,127	0.1
1,395,720		Union Pacific Corp.	285,592,226	35.3
			303,891,817	37.6
Shares		Value	Percentage of Net Assets

COMMON STOCK: 99.2% (continued)
	Materials: 12.8%
113,169	Corteva, Inc.	$6,484,584	0.8
111,165	Dow, Inc.	5,920,648	0.7
113,169	DuPont de Nemours, Inc.	8,084,793	1.0
217,277	Linde PLC	82,799,919	10.3
		103,289,944	12.8

	Utilities: 2.0%
43,777	Ameren Corp.	3,575,267	0.4
43,777	Consolidated Edison, Inc.	3,957,441	0.5
319,185	NiSource, Inc.	8,729,710	1.1
		16,262,418	2.0
	Total Common Stock (Cost $400,584,241)	802,238,611	99.2
	Assets in Excess of Other Liabilities	6,629,232	0.8
	Net Assets	$808,867,843	100.0

(1)	Non-income producing security.

Fair Value Measurements^

The following is a summary of the fair valuations according to the inputs used as of June 30, 2023 in valuing the assets and liabilities:

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at June 30, 2023
Asset Table
Investments, at fair value
Common Stock*	$802,238,611	$—	$—	$802,238,611
Total Investments, at fair value	$802,238,611	$—	$—	$802,238,611

^	See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.
*	For further breakdown of Common Stock by sector, please refer to the Portfolio of Investments.

See Accompanying Notes to Financial Statements

Voya Corporate Leaders® Trust Fund, Series B	PORTFOLIO OF INVESTMENTS as of June 30, 2023 (CONTINUED)

At June 30, 2023, the aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments on a tax basis were:

Cost for federal income tax purposes was $400,584,241.
Net unrealized appreciation consisted of:
Gross Unrealized Appreciation	$407,919,582
Gross Unrealized Depreciation	(6,265,212)
Net Unrealized Appreciation	$401,654,370

See Accompanying Notes to Financial Statements

DIRECTOR/TRUSTEE AND OFFICER INFORMATION (Unaudited)

The Bank of New York Mellon serves as Trustee for the Trust. The Trust does not have a Board of Directors/Trustees nor does it have any Officers.

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Sponsor

Voya Investments, LLC
7337 East Doubletree Ranch Road, Suite 100
Scottsdale, Arizona 85258

Distributor

Voya Investments Distributor, LLC
7337 East Doubletree Ranch Road, Suite 100
Scottsdale, Arizona 85258

Transfer Agent

BNY Mellon Investment Servicing (U.S.) Inc.
301 Bellevue Parkway
Wilmington, Delaware 19809

Trustee/Custodian

The Bank of New York Mellon
225 Liberty Street
New York, New York 10286

Independent Registered Public Accounting Firm

Ernst & Young LLP
200 Clarendon Street
Boston, Massachusetts 02116

Legal Counsel

Dechert LLP

1900 K Street, N.W.

Washington, D.C. 20006

For more complete information, or to obtain a prospectus on any Voya mutual fund, please call your financial advisor or Voya Investments Distributor, LLC at (800) 992-0180 or log on to www.voyainvestments.com. The prospectus should be read carefully before investing. Consider the Trust’s investment objectives, risks, charges and expenses carefully before investing. The prospectus contains this information and other information about the Trust. Check with your investment professional to determine which funds are available for sale within their firm. Not all funds are available for sale at all firms.

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